UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 11, 2011

SED International Holdings, Inc..

(Exact name of Registrant as specified in its charter)

Georgia	0-16345	22-2715444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4916 North Royal Atlanta Drive, Tucker, Georgia	30084
(Address Of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code: (770) 491-8962

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.

Results of Operations and Financial Condition.

On May 11, 2011, the registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing its financial results for the nine months and fiscal third quarter ended March 31, 2011.

Item 9.01.

Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated May 11, 2011, announcing financial results for the nine months and fiscal third quarter ended March 31, 2011.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, furnished pursuant to Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SED International Holdings, Inc.

Dated:  May 11, 2011

By:  /s/ Stan Baumgartner

Stan Baumgartner,

Chief Financial Officer

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